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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 21, 2005
                           --------------------------

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

           DELAWARE                        0-27915               33-0852923
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
Incorporation or Organization)           File Number)        Identification No.)

                          740 LOMAS SANTA FE, SUITE 210
                         SOLANA BEACH, CALIFORNIA 92075
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 793-8840
                         (Registrant's telephone number,
                              including area code)


          (Former Name or Former Address, if Changed Since Last Report)
                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 21, 2005, Genius Products, Inc. ("Genius Products") effected a merger with its wholly-owned subsidiary Genius Acquisition Corp., a Nevada Corporation ("Merger Sub"), American Vantage Companies, Inc., a Nevada corporation ("AVC") and American Vantage Media Corporation ("AVMC"), a Nevada corporation and wholly-owned subsidiary of AVC whereby Merger Sub merged with and into AVMC with AVMC continuing as the surviving corporation as a wholly-owned subsidiary of Genius Products (the "Merger").

         As consideration for the Merger, AVC received (i) 7,000,000 shares of common stock of Genius Products and (ii) five-year warrants to purchase 1,400,000 shares of common stock of Genius Products, half at an exercise price of $2.56 per share and half at an exercise price of $2.78 a share. A total of 600,000 shares of the shares of common stock issued as consideration for the Merger were placed in escrow pursuant to the Escrow Agreement attached hereto as
Exhibit 2.4 and incorporated by reference herein. A total of 700,000 shares of the shares of common stock issued as merger consideration for the Merger have been pledged by AVC as collateral for AVC's ongoing commitment to satisfy certain obligations of AVMC pursuant to the Assumption of Obligations and Pledge Agreement attached hereto as Exhibit 2.5 and incorporated by reference herein. The shares of common stock issued in the Merger were not registered under the Securities Act of 1933, as amended (the "Act").

         In connection with the transactions described above, Genius Products, Merger Sub, AVC, AVMC and/or City National Bank, National Association entered into a number of material agreements as follows:

         o Agreement and Plan of Merger, dated as of March 21, 2005, by and among Genius Products, Merger Sub, AVMC and AVC.

         o Registration Rights Agreement, dated as of March 21, 2005, by and between Genius Products and AVC;

         o Resale and Voting Agreement, dated as of March 21, 2005, by and between Genius Products and AVC;

         o Escrow Agreement, dated as of March 21, 2005, by and among Genius Products, AVC and City National Bank, National Association;

         o Assumption of Obligations and Pledge Agreement, dated as of March 21, 2005, by and between Genius Products and AVC;

         o Assignment, Assumption and Pledge Agreement, dated as of March 21, 2005, by and between Genius Products and AVC; and

         o        Common Stock Purchase Warrant.



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         The definitive agreements described above are furnished as exhibits to this Report and incorporated by reference herein. The preceding descriptions of these agreements are summary in nature and do not purport to be complete. This summary should be read in connection with the exhibits hereto. A copy of the press release announcing the Merger is also attached as an exhibit hereto.


ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         The disclosures under Item 1.01 of this Report are hereby incorporated under this item by reference.


ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         Reference is made to disclosures contained in Item 1.01 above involving the unregistered sales of equity securities of the Company, which disclosure is incorporated herein by reference.

         On March 23, 2005, Dr. Barry Nathanson, a holder of warrants issued by Genius Products, exercised such warrants for 300,000 shares of Common Stock at $1.00 per share, resulting in gross proceeds to Genius Products of $300,000.

         The transaction described in the preceding paragraph and the sale of securities referenced in Item 1.01 of this Report have not been registered under the Act, or any state securities laws, and were sold in a private transaction exempt from registration pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (a) Election of Directors.

         Effective March 21, 2005 and in connection with the Merger, Stephen K. Bannon was elected as a new member and co-chairman of the board of directors of Genius Products. Since January 1, 2004, there was no transaction or series of similar transactions, nor is there any currently proposed transaction or series of similar transactions, to which Genius Products or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Bannon, or members of his immediate family, had or will have a direct or indirect material interest.

         Immediately prior to the Merger, Mr. Bannon had been a director of AVC and the Chief Executive Officer of AVMC. As a condition to the completion of the Merger, Mr. Bannon resigned from his position as a director of AVC. He remains as the Chief Executive Officer of AVMC.

         Mr. Bannon has served as the Chief Executive Officer of AVMC since May 1, 2004. From January 2004 to April 2004, he provided executive and management services to AVC as a consultant. From April 2002 to December 2003, Mr. Bannon served as Head, Strategic Advisory Services for The Firm, a leading talent management company in the entertainment and media industries. Mr. Bannon served as a Managing Director and head of media and entertainment investment banking at Jefferies & Company, Inc., an institutional brokerage and investment bank for middle market growth companies, from July 2000 to April 2002. He served as the Chief Executive Officer of Bannon & Co., Inc., an investment banking firm specializing in the entertainment, media and communications industries, from April 1990 through July 1998. Mr. Bannon served as Vice-Chairman of the Board of Directors and Chairman of the Executive Committee of First Look Media, Inc. from October 1996 to June 2000 and a director and a member of the Executive Committee of First Look Media, Inc. from December 1993 to February 2004. First Look Media, Inc. specializes in the acquisition and direct distribution of, and worldwide license and sale of distribution rights to, independently produced feature films in a wide variety of genres.



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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

         The financial statements required under this section will be filed by amendment within the time frame permitted under the requirements for this Form 8-K.

         (b) Pro Forma Financial Information.

         The financial statements required under this section will be filed by amendment within the time frame permitted under the requirements for this Form 8-K.

         (c)      Exhibits

         EXHIBIT           DESCRIPTION
         -------           -----------

         2.1 Agreement and Plan of Merger, dated as of March 21, 2005, by and among Genius Products, Merger Sub, AVMC and AVC.*

         2.2 Resale and Voting Agreement, dated as of March 21, 2005, by and between Genius Products and AVC.

         2.3 Registration Rights Agreement, dated as of March 21, 2005, by and between Genius Products and AVC.

         2.4 Escrow Agreement, dated as of March 21, 2005, by and among Genius Products, AVC and City National Bank, National Association;*

         2.5 Assumption of Obligations and Pledge Agreement, dated as of March 21, 2005, by and between Genius Products and AVC;* and

         2.6 Assignment, Assumption and Pledge Agreement, dated as of March 21, 2005, by and between Genius Products and AVC.*

         2.7      Form of Common Stock Purchase Warrant

         99.1     Press release announcing the Merger.


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* Exhibits and Schedules are omitted but will be furnished to the Commission supplementally upon request.



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SIGNATURES
----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENIUS PRODUCTS, INC.


Date:  March 25, 2005                       By:  /S/ TREVOR DRINKWATER
                                                 -----------------------------
                                                 Trevor Drinkwater
                                                 Chief Executive Officer



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                                INDEX TO EXHIBITS


         EXHIBIT           DESCRIPTION
         -------           -----------

         2.1 Agreement and Plan of Merger, dated as of March 21, 2005, by and among Genius Products, Merger Sub, AVMC and AVC.*

         2.2 Resale and Voting Agreement, dated as of March 21, 2005, by and between Genius Products and AVC.

         2.3 Registration Rights Agreement, dated as of March 21, 2005, by and between Genius Products and AVC.

         2.4 Escrow Agreement, dated as of March 21, 2005, by and among Genius Products, AVC and City National Bank, National Association;*

         2.5 Assumption of Obligations and Pledge Agreement, dated as of March 21, 2005, by and between Genius Products and AVC;* and

         2.6 Assignment, Assumption and Pledge Agreement, dated as of March 21, 2005, by and between Genius Products and AVC.*

         2.7      Form of Common Stock Purchase Warrant

         99.1     Press release announcing the Merger.


--------------------------------------------------------------------------------
         * Exhibits and Schedules are omitted but will be furnished to the Commission supplementally upon request.